Exhibit 99.1

The Blackstone Group Reports Third Quarter 2009 Results

•	Economic Net Income After Taxes was $275 million for the third quarter of 2009, up from $181 million for the second quarter of 2009 and a loss of $(503) million for the third quarter of 2008.

•	Net Fee Related Earnings from Operations were $95 million for the third quarter of 2009, up from $87 million for the second quarter of 2009 and down from $152 million for the third quarter of 2008.

•

Adjusted Cash Flows From Operations were $132 million during the third quarter of 2009, up from $102 million for the second quarter of 2009 and up from a loss of $(9) million for the third quarter of 2008.

•	Fee-Earning Assets Under Management totaled $96.3 billion, up from $93.5 billion at June 30, 2009.

•

GAAP Net Loss Attributable to The Blackstone Group L.P. was $(176) million for the third quarter of 2009, including net IPO and acquisition-related charges of $201 million, compared to a GAAP Net Loss of $(340) million for the third quarter of 2008, which included net IPO and acquisition-related charges of $203 million.

•

Blackstone received an A+ rating with stable outlook from Fitch and remains A rated with stable outlook from Standard & Poor’s. Blackstone executed its first bond issuance in the third quarter of 2009, issuing $600 million

10-year 6.625% notes.

•	Blackstone declares a quarterly priority distribution of $0.30 per common unit.

New York, November 6, 2009: The Blackstone Group L.P. (NYSE: BX) today reported its third quarter 2009 results.

For the third quarter of 2009, Total Segment Revenues were $603.8 million, up $200.2 million from $403.6 million for the second quarter of 2009 and up $833.0 million from $(229.2) million for the third quarter of 2008. The year-over-year change was driven by net appreciation of the underlying portfolio investments in the Corporate Private Equity and Credit and Marketable Alternatives segments, as well as stabilization in the fair value of the Real Estate segment’s underlying portfolio investments. These increases were partially offset by decreased advisory fees earned in the Financial Advisory segment. For the nine months ended September 30, 2009, Total Segment Revenues were $1.1 billion up significantly from $179.3 million for the same period in 2008.

Total Segment Expenses totaled $325.4 million, up from $230.8 million for the second quarter of 2009 and from $280.0 million for the third quarter of 2008. The largest component of segment expenses, Total Segment Compensation and Benefits was $249.9 million for the third quarter of 2009, up from $159.1 million for the second quarter of 2009 and from $197.9 million for the third quarter of 2008. The change from 2008 was driven by an increase in carried interest related compensation allocations and accruals in the Corporate Private Equity, Credit and Marketable Alternatives and Real Estate segments. Excluding the impact of carried interest

The Blackstone Group® L.P. 345 Park Avenue New York, NY 10154 212 583-5000

allocations, Compensation and Benefits was $199.2 million for the third quarter of 2009, down from $226.1 million for the third quarter of 2008. Compensation and Benefits was $478.6 million for the nine months ended September 30, 2009, an increase from $461.1 million for the nine months ended September 30, 2008, reflecting an increase in carried interest accruals, partially offset by a decrease in personnel compensation of $30.9 million from 2008.

GAAP results for the third quarter of 2009 included Revenues of $597.0 million, up from $406.4 million for the second quarter of 2009 and $(160.3) million for the third quarter of 2008. Net Loss Attributable to The Blackstone Group L.P. was $(176.2) million, compared to $(164.3) million for the second quarter of 2009 and $(340.3) million for the third quarter of 2008. GAAP results for the nine months ended September 30, 2009 included Revenues of $1.0 billion, compared to $261.9 million for the nine months ended September 30, 2008, and Net Loss Attributable to The Blackstone Group L.P. of $(572.0) million, compared to $(747.9) million for the nine months ended September 30, 2008.

Most global equity and debt markets continued to move higher in the third quarter of 2009 as investors anticipated a bottoming of the global economy. Emerging markets experienced the greatest increase consistent with generally more favorable economic growth prospects as compared with the U.S. and Europe. Credit markets experienced similar improvement, as credit spreads tightened sharply. Credit delinquencies and charge-offs continue to be weak and unemployment, particularly in the U.S., remains high.

There has been some improvement in lending markets, with lower borrowing rates and an improved willingness on the part of banks to increase lending. Access to equity capital markets has improved and volumes of both IPOs and secondary equity markets have increased considerably throughout 2009. If these favorable trends are sustained, Blackstone’s funds could participate in an increased number of acquisitions and dispositions.

Commercial real estate trends in the U.S. and Europe continued to worsen in the third quarter of 2009, with lower occupancy and pricing trends. Global hospitality trends also declined, including revenue per available room (“RevPAR”), an important hospitality industry metric. Commodities prices were relatively flat during the third quarter although materially higher than one year ago. The dollar continued to weaken against most global currencies, although it rose modestly against the Pound Sterling.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “It has been just over a year since the onset of the global financial crisis. Equity and debt markets have continued to heal, many companies have reduced expenses and inventory levels, the cost of borrowing has declined and the availability of credit is slowly increasing. We believe the worst is behind us though a recovery could be gradual and uneven. We see many opportunities to deploy our substantial available capital across each of our asset management businesses with attractive potential risk-return for our fund investors.”

The table below details Blackstone’s Economic Net Income, Net Fee Related Earnings from Operations, Adjusted Cash Flows from Operations and Fee-Earning Assets Under Management as of and for the three and nine months ended September 30, 2009 and 2008. Economic Net Income, Total Segments includes unrealized gains (losses) and the direct compensation impact related to those gains/losses, but excludes IPO and acquisition-related charges.

	Three Months Ended September 30,		Variance		Nine Months Ended September 30,		Variance
	2009	2008	$	%	2009	2008	$	%
	(Dollars in Thousands, Except per Unit Amounts)
Economic Net Income, Total Segments	$278,357	$(509,266)	$787,623	155%	$357,918	$(502,908)	$860,826	171%

Provision (Benefit) for Income Taxes (a)	3,009	(6,720)	9,729	145%	(15,836)	(99,491)	83,655	84%

Economic Net Income, After Taxes	$275,348	$(502,546)	$777,894	155%	$373,754	$(403,417)	$777,171	193%

Economic Net Income, After Taxes per Adjusted Unit (b)	$0.25	$(0.45)	$0.69	NM	$0.33	$(0.36)	$0.69	NM

Net Fee Related Earnings from Operations	$94,939	$151,810	$(56,871)	-37%	$271,247	$309,814	$(38,567)	-12%

Adjusted Cash Flows from Operations	$131,934	$(9,001)	$140,935	NM	$309,014	$148,122	$160,892	109%
Free-Earning Assets Under Management:

Corporate Private Equity	$25,184,161	$25,349,192	$(165,031)	-1%
Real Estate	23,692,257	22,576,659	1,115,598	5%
Credit and Marketable Alternatives (c)	47,448,212	51,799,414	(4,351,202)	-8%

Total Fee-Earning Assets Under Management	$96,324,630	$99,725,265	$(3,400,635)	-3%

SEGMENT REVIEW

Corporate Private Equity

Corporate Private Equity had revenues of $226.9 million for the third quarter of 2009, compared with revenues of $198.6 million for the second quarter of 2009 and $(68.3) million for the third quarter of 2008. The change from 2008 was driven principally by an increase in performance fees which was attributable to the net appreciation in the fair value of the underlying portfolio investments, particularly in publicly traded investments and consumer and energy sector investments. The fair value of the Corporate Private Equity portfolio appreciated by 5% in the third quarter of 2009, versus net depreciation of 8% in the third quarter of 2008.

Net Fee Related Earnings from Operations were $21.2 million for the third quarter of 2009, down from $23.9 million for the second quarter of 2009 and up from $16.2 million for the third quarter of 2008. The change from 2008 primarily reflected an increase in fee related revenues. Economic Net Income was $135.7 million for the third quarter of 2009, up from $123.8 million for the second quarter of 2009 and up from negative $(126.5) million for the third quarter of 2008.

Compensation and Benefits expense increased to $69.9 million from $54.3 million for the second quarter of 2009 and $34.2 million for the third quarter of 2008. The change from 2008 was primarily due to an increase in compensation related to carried interest allocations. Other Operating Expenses of $21.3 million remained consistent with the second quarter of 2009 and down from $24.0 million for the third quarter of 2008 reflecting Blackstone’s ongoing focus on non-compensation expenses.

(a)	Represents the implied provision (benefit) for income taxes calculated using the same methodology applied in calculating the tax provision for The Blackstone Group L.P.
(b)	Adjusted Units represents the weighted-average fully diluted unit count for Economic Net Income purposes. A reconciliation of this item to the equivalent GAAP measure is presented in Exhibit 5 to this release.
(c)	The variance of $4.4 billion is partially attributed to a $2.8 billion decrease in Fee-Earning Assets Under Management related to Blackstone’s decision to restructure its Credit and Marketable Alternatives segment and liquidate its single manager proprietary hedge funds.

Fee-Earning Assets Under Management were relatively unchanged at $25.2 billion compared with the second quarter of 2009 and the third quarter of 2008.

Transaction activity has increased recently in terms of both new commitments as well as realizations. At September 30, 2009, $1.3 billion of Limited Partner Capital had been committed to deals by the segment’s funds and not yet deployed. Subsequent to the end of the third quarter of 2009, over $600 million of Limited Partner Capital was committed to new transactions. The segment’s funds also closed or announced four realizations in the third quarter of 2009 and subsequently. In addition, the funds are examining several opportunities for initial public offerings.

Limited Partner Capital Deployed totaled $109.1 million for the third quarter of 2009, including new and follow-on investments, a decrease from $338.3 million for the second quarter of 2009 and $1.5 billion deployed for the third quarter of 2008.

Corporate Private Equity had nine-month revenues of $493.6 million, compared with negative revenues of $(92.6) million in the same period of 2008. The principal driver of the year-over-year change was an increase in performance fees and investment income as a result of net appreciation in the fair value of the portfolio investments, principally publicly-traded portfolio investments and certain portfolio investments in the energy, healthcare and consumer sectors, as well as gains related to foreign currency fluctuations.

Real Estate

Real Estate had revenues of $100.2 million for the third quarter of 2009, compared with revenues of negative $(18.9) million for the second quarter of 2009 and $(273.7) million for the third quarter of 2008. The change from 2008 was due to positive performance fees accrued, driven by the performance of certain debt strategy portfolio investments as well as stabilization in the fair value of the segment’s underlying portfolio investments. The fair value of the Real Estate portfolio depreciated by 0.4% in the third quarter of 2009, versus 10% in the third quarter of 2008.

Net Fee Related Earnings from Operations were $33.4 million in the third quarter of 2009, up from $32.9 million for the second quarter of 2009 and $32.7 million for the third quarter of 2008. Economic Net Income was $44.2 million for the third quarter of 2009, an improvement from $(25.1) million for the second quarter of 2009 and $(309.6) million for the third quarter of 2008.

Compensation and Benefits were $42.5 million compared to $(6.8) million for the second quarter of 2009 and $21.1 million for the third quarter of 2008. The change from 2008 was due to a decrease in reversals of prior period carried interest allocations to certain personnel in the third quarter of 2009. Other Operating Expenses of $13.4 million remained consistent with the second quarter of 2009 and down from $14.8 million for the third quarter of 2008 reflecting Blackstone’s ongoing focus on non-compensation expenses.

Fee-Earning Assets Under Management increased $167.1 million from the second quarter of 2009 and $1.1 billion from the third quarter of 2008 to $23.7 billion.

The Real Estate funds have seen an increase in potential investment opportunities in recent months. At September 30, 2009, $179.7 million of Limited Partner Capital had been committed to deals by the segment’s funds and not yet deployed. Subsequent to the end of the third quarter of 2009, over $165 million of the Limited Partner Capital committed has been deployed and over $375 million of Limited Partner Capital was committed to or is under letter of intent by the funds with regard to new transactions.

Limited Partner Capital Deployed totaled $35.0 million for the third quarter of 2009, a decrease from $252.7 million and $131.1 million deployed during the second quarter of 2009 and third quarter of 2008, respectively.

Real Estate had negative nine-month revenues of $(131.3) million, compared with negative revenues of $(240.2) million for the nine months ended September 30, 2008. The principal drivers of the year-over-year change was a reduction in the reversal of Blackstone’s prior period carried interest allocations and an increase in Base Management Fees, a function of an increase in Fee-Earning Assets Under Management.

Credit and Marketable Alternatives (CAMA)

CAMA had revenues of $179.4 million, compared with $140.4 million for the second quarter of 2009 and negative revenues of $(48.0) million for the third quarter of 2008. The change from 2008 was due primarily to improved returns on the segment’s fund of hedge funds and credit-oriented funds, resulting in positive performance fees and allocations and investment income for the third quarter of 2009.

The fund of hedge funds posted a composite net return of 5.5% for the third quarter of 2009 and 12.9% for the nine months ended September 30, 2009. The credit-oriented hedge funds posted a composite net return of 13.0% for the third quarter of 2009 and 22.5% for the nine months ended September 30, 2009. The segment’s mezzanine funds posted a composite net return of 5.7% for the third quarter of 2009 and 11.7% for the nine months ended September 30, 2009.

Net Fee Related Earnings from Operations were $24.0 million for the third quarter of 2009, a decrease from $25.2 million for the second quarter of 2009 and from $42.4 million for the third quarter of 2008. The main driver of the decline from 2008 was a decrease in Base Management Fees, partially attributable to Blackstone’s restructuring of its proprietary single manager hedge funds, partially offset by a reduction in Compensation and Benefits and Other Operating Expenses. Economic Net Income was $81.5 million for the third quarter of 2009 compared to $66.5 million for the second quarter of 2009 and a loss of $(134.3) million for the third quarter of 2008.

Compensation and Benefits were $79.8 million, up from $57.4 million in the second quarter of 2009 and $60.3 million in the third quarter of 2008. The increase from the third quarter of 2008 was principally driven by carried interest allocations to certain personnel due to positive returns on certain of Blackstone’s credit-related funds, partially offset by a decline in personnel compensation. Other Operating Expenses of $18.1 million were down from $26.1 million for the third quarter of 2008 reflecting Blackstone’s ongoing focus on non-compensation expenses.

Fee-Earning Assets Under Management in the third quarter of 2009 totaled $47.4 billion compared with $44.7 billion for the second quarter of 2009 and $51.8 billion for the third quarter of 2008. The decrease from 2008 was principally due to redemptions and the liquidation of certain of Blackstone’s proprietary single manager hedge funds.

Limited Partner Capital Deployed in certain carry credit-oriented funds totaled $87.3 million for the third quarter of 2009, down from $112.1 million for the second quarter of 2009 and $657.6 million for the third quarter of 2008. The decrease was related to a reduction in new investment activity in certain of Blackstone’s credit-oriented funds as a result of a reduction in completed leveraged finance transactions.

CAMA had revenues of $419.0 million for the nine months ended September 30, 2009 compared with revenues of $207.3 million for the same period of 2008. The increase was primarily driven by improved returns on Blackstone’s investment in its funds of hedge funds and of its credit-oriented and proprietary hedge funds during the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008.

Financial Advisory

Revenues were $97.3 million for the third quarter of 2009, an increase from $83.5 million for the second quarter of 2009 and a decrease from $160.7 million for the third quarter of 2008. The change from 2008 was primarily driven by a decrease in fees generated by Blackstone’s fund placement business. Fees earned in the fund placement business decreased $41.7 million as the market for new capital raising remained challenged with capital raised at cyclical lows. Fees generated by the corporate and mergers and acquisitions advisory services and the restructuring and reorganization advisory services businesses decreased $20.8 million from the third quarter of 2008 due principally to large transactions fees earned in the third quarter of 2008. The fees generated by these businesses increased $7.7 million from the second quarter of 2009 due to continued strong demand for Blackstone’s advisory services.

Net Fee Related Earnings from Operations were $16.4 million for the third quarter of 2009, an increase from $4.9 million for the second quarter of 2009 and a decrease from $60.5 million for the third quarter of 2008. The primary catalyst for the decrease from 2008 was lower advisory fees, partially offset by a decrease in Compensation and Benefits as a portion of compensation is directly related to the profitability of each of the advisory services businesses. Economic Net Income was $17.0 million for the third quarter of 2009 compared to $7.5 million for the second quarter of 2009 and $61.1 million for the third quarter of 2008.

Compensation and Benefits were $57.7 million, up from $54.2 million for the second quarter of 2009 and down from $82.3 million for the third quarter of 2008.

Revenues were $271.9 million for the nine months ended September 30, 2009, a decrease from $304.8 million in the same period of 2008. The change was driven by decreased fees generated by the fund placement business of $84.8 million, partially offset by an increase in fees earned by the restructuring and reorganization advisory services business of $45.0 million and the corporate and mergers and acquisitions advisory services business of $11.2 million.

CAPITAL AND LIQUIDITY

For Economic Net Income purposes, the weighted-average fully diluted unit count (the “Adjusted Units”) for the three and nine month periods ended September 30, 2009 was 1,119.8 million units and 1,125.2 million units, respectively. The weighted-average fully diluted unit count for the three and nine month periods ended September 30, 2008 was 1,129.0 million units and 1,129.0 million units, respectively.

The total number of units used in calculating cash distributions was 1,091.9 million units for the nine month period ended September 30, 2009 and 1,085.8 million units for the nine month period ended September 30, 2008.

On August 13, 2009, Blackstone issued a ten-year debt obligation of $600 million at 6.625% and continues to maintain its $850 million revolving credit-facility, against which it has no outstanding borrowings. As of September 30, 2009, Blackstone had $486.5 million in cash, $1 billion invested in high grade liquid debt strategies and $492.5 million invested in liquid Blackstone Funds, against $673.4 million in outstanding borrowings.

DISTRIBUTION

The Blackstone Group L.P. has declared a quarterly distribution of $0.30 per common unit to record holders of common units at the close of business on November 30, 2009. This distribution will be paid on December 11, 2009.

Public common unitholders will continue to receive a priority distribution ahead of Blackstone personnel and others through 2009, but the amount of those distributions in respect of 2009 will be based on the amount of Adjusted Cash Flows from Operations generated in 2009 available for distributions and could fall below $1.20.

No distributions will be paid in respect of the third quarter of 2009 to Blackstone personnel and others with respect to their Blackstone Holdings partnership units.

# # #

Blackstone will host a conference call on November 6, 2009 at 11:00 a.m. ET to discuss third quarter 2009 results. The conference call can be accessed by dialing (888) 713-4215 (U.S. domestic) or +1 (617) 213-4867 (international) pass code 80408635. Additionally, the conference call will be broadcast live over the internet and can be accessed by all interested parties through the Investor Relations section of The Blackstone Group’s website http://ir.blackstone.com. For those unable to listen to the live broadcast, a replay will be available on Blackstone’s website or by dialing (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international) conference ID number 88974763, beginning approximately two hours after the event.

About The Blackstone Group

Blackstone is one of the world’s leading investment and advisory firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, the companies we advise and the broader global economy. We do this through the commitment of our extraordinary people and flexible capital. Our alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles (CLOs) and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Investor Relations Contact:

Joan Solotar

The Blackstone Group

Tel: +1 (212) 583-5068

solotar@blackstone.com

Media Relations Contact:

Peter Rose

The Blackstone Group

Tel: +1 (212) 583-5871

rose@blackstone.com

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the prospectus. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

THE BLACKSTONE GROUP L.P.

Exhibit 1a. Condensed Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Three Months Ended September 30,
	2009	2008
Revenues
Management and Advisory Fees	$367,605	$447,373
Performance Fees and Allocations	154,013	(416,076)
Investment Income (Loss) (a)	64,809	(199,485)
Interest Income and Other	10,596	7,934

Total Revenues	597,023	(160,254)

Expenses
Compensation and Benefits (b)	980,628	991,521
Interest (c)	5,258	5,893
General, Administrative and Other (d)	110,641	121,842
Fund Expenses	1,267	13,442

Total Expenses	1,097,794	1,132,698

Other Income
Net Gains (Losses) from Fund Investment Activities	73,812	(550,755)

Income (Loss) Before Provision (Benefit) for Taxes (e)	(426,959)	(1,843,707)

Provision (Benefit) for Taxes	52,551	(21,362)

Net Income (Loss)	(479,510)	(1,822,345)

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	50,281	(441,381)

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	3,622	(37,208)

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(357,230)	(1,003,425)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(176,183)	$(340,331)

Net Loss per Common Unit, Basic and Diluted
Common Units Entitled to Priority Distributions	$(0.61)	$(1.26)

Common Units Not Entitled to Priority Distributions	$(0.91)	$(1.56)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$11,935	$(9,539)
(b) Total Compensation and Benefits	$980,628	$991,521
Less: Compensation and Benefits – IPO and acquisition-related	$730,726	$793,665

Compensation – non-IPO and acquisition-related (*)	$249,902	$197,856

(c) Interest	$902	$851
(d) General, Administrative and Other	$39,527	$51,799
(e) Total IPO and acquisition-related charges	$759,220	$855,854
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$201,141	$202,826

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 1b. Condensed Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Nine Months Ended September 30,
	2009	2008
Revenues
Management and Advisory Fees	$1,049,606	$1,094,941
Performance Fees and Allocations	10,936	(618,485)
Investment Income (Loss) (a)	(28,593)	(238,077)
Interest Income and Other	16,404	23,542

Total Revenues	1,048,353	261,921

Expenses
Compensation and Benefits (b)	2,730,726	2,997,476
Interest (c)	6,744	14,326
General, Administrative and Other (d)	328,517	324,580
Fund Expenses	5,871	58,187

Total Expenses	3,071,858	3,394,569

Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities	97,353	(576,713)

Income (Loss) Before Provision (Benefit) for Taxes (e)	(1,926,152)	(3,709,361)

Provision (Benefit) for Taxes	81,167	(38,232)

Net Income (Loss)	(2,007,319)	(3,671,129)

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	90,515	(494,207)

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	(33,450)	(45,182)

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(1,492,343)	(2,383,885)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(572,041)	$(747,855)

Net Loss per Common Unit, Basic and Diluted
Common Units Entitled to Priority Distributions	$(2.05)	$(2.81)

Common Units Not Entitled to Priority Distributions	$(2.95)	$(1.56)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$32,729	$(1,509)
(b) Total Compensation and Benefits	$2,730,726	$2,997,476
Less: Compensation and Benefits – IPO and acquisition-related	$2,252,096	$2,536,341

Compensation – non-IPO and acquisition-related (*)	$478,630	$461,135

(c) Interest	$2,638	$3,202
(d) General, Administrative and Other	$119,130	$126,012
(e) Total IPO and acquisition-related charges	$2,341,135	$2,667,064
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$589,852	$635,921

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Condensed Consolidated Statements of Financial Condition

(Dollars in Thousands)

	September 30, 2009	December 31, 2008
Assets
Cash and Cash Equivalents	$486,470	$503,737
Cash Held by Blackstone Funds and Other	73,724	907,324
Investments	3,812,208	2,830,942
Accounts Receivable	243,111	312,067
Due from Brokers	805	48,506
Investment Subscriptions Paid in Advance	238	1,916
Due from Affiliates	353,480	861,434
Intangible Assets, Net	958,989	1,077,526
Goodwill	1,703,602	1,703,602
Other Assets	160,306	169,555
Deferred Tax Assets	937,048	845,578

Total Assets	$8,729,981	$9,262,187

Liabilities and Partners’ Capital
Loans Payable	$673,386	$387,000
Amounts Due to Non-Controlling Interest Holders	163,009	1,103,423
Securities Sold, Not Yet Purchased	418	894
Due to Affiliates	1,405,464	1,285,577
Accrued Compensation and Benefits	463,744	413,459
Accounts Payable, Accrued Expenses and Other Liabilities	139,743	180,259

Total Liabilities	2,845,764	3,370,612

Commitments and Contingencies

Redeemable Non-Controlling Interests in Consolidated Entities	466,056	362,462

Partners’ Capital
Partners’ Capital	3,340,428	3,509,448
Accumulated Other Comprehensive Income (Loss)	(177)	(291)
Non-Controlling Interests in Consolidated Entities	182,507	198,197
Non-Controlling Interests in Blackstone Holdings	1,895,403	1,821,759

Total Partners’ Capital	5,418,161	5,529,113

Total Liabilities and Partners’ Capital	$8,729,981	$9,262,187

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Condensed Consolidating Statements of Financial Condition

(Dollars in Thousands)

	September 30, 2009
	Consolidated Operating Partnerships	Consolidated Blackstone Funds	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$486,470	$—	$—	$486,470
Cash Held by Blackstone Funds and Other	59,518	14,206	—	73,724
Investments	2,916,909	1,111,956	(216,657)	3,812,208
Accounts Receivable	238,203	4,908	—	243,111
Due from Brokers	—	805	—	805
Investment Subscriptions Paid in Advance	238	—	—	238
Due from Affiliates	349,559	15,819	(11,898)	353,480
Intangible Assets, Net	958,989	—	—	958,989
Goodwill	1,703,602	—	—	1,703,602
Other Assets	160,053	253	—	160,306
Deferred Tax Assets	937,048	—	—	937,048

Total Assets	$7,810,589	$1,147,947	$(228,555)	$8,729,981

Liabilities and Partners’ Capital
Loans Payable	$673,386	$—	$—	$673,386
Amounts Due to Non-Controlling Interest Holders	61,582	101,427	—	163,009
Securities Sold, Not Yet Purchased	—	418	—	418
Due to Affiliates	1,397,305	20,057	(11,898)	1,405,464
Accrued Compensation and Benefits	461,590	2,154	—	463,744
Accounts Payable, Accrued Expenses and Other Liabilities	135,943	3,800	—	139,743

Total Liabilities	2,729,806	127,856	(11,898)	2,845,764

Redeemable Non-Controlling Interests in Consolidated Entities	—	—	466,056	466,056

Partners’ Capital
Partners’ Capital	3,340,428	682,713	(682,713)	3,340,428
Accumulated Other Comprehensive Income (Loss)	(177)	—	—	(177)
Non-Controlling Interests in Consolidated Entities	(154,871)	337,378	—	182,507
Non-Controlling Interests in Blackstone Holdings	1,895,403	—	—	1,895,403

Total Partners’ Capital	5,080,783	1,020,091	(682,713)	5,418,161

Total Liabilities and Partners’ Capital	$7,810,589	$1,147,947	$(228,555)	$8,729,981

…continued

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Condensed Consolidating Statements of Financial Condition - Continued

(Dollars in Thousands)

	December 31, 2008
	Consolidated Operating Partnerships	Consolidated Blackstone Funds	Reclasses and Eliminations	Consolidated
Assets
Cash and Cash Equivalents	$503,737	$—	$—	$503,737
Cash Held by Blackstone Funds and Other	57,536	849,788	—	907,324
Investments	1,650,071	1,385,132	(204,261)	2,830,942
Accounts Receivable	309,201	2,866	—	312,067
Due from Brokers	—	48,506	—	48,506
Investment Subscriptions Paid in Advance	6,697	—	(4,781)	1,916
Due from Affiliates	1,057,362	216	(196,144)	861,434
Intangible Assets, Net	1,077,526	—	—	1,077,526
Goodwill	1,703,602	—	—	1,703,602
Other Assets	169,333	222	—	169,555
Deferred Tax Assets	845,578	—	—	845,578

Total Assets	$7,380,643	$2,286,730	$(405,186)	$9,262,187

Liabilities and Partners’ Capital
Loans Payable	$387,000	$—	$—	$387,000
Amounts Due to Non-Controlling Interest Holders	105,942	1,009,780	(12,299)	1,103,423
Securities Sold, Not Yet Purchased	—	894	—	894
Due to Affiliates	1,064,980	362,526	(141,929)	1,285,577
Accrued Compensation and Benefits	410,593	2,866	—	413,459
Accounts Payable, Accrued Expenses and Other Liabilities	176,418	112,699	(108,858)	180,259

Total Liabilities	2,144,933	1,488,765	(263,086)	3,370,612

Redeemable Non-Controlling Interests in Consolidated Entities	—	—	362,462	362,462

Partners’ Capital
Partners’ Capital	3,509,448	504,562	(504,562)	3,509,448
Accumulated Other Comprehensive Income (Loss)	(291)	—	—	(291)
Non-Controlling Interests in Consolidated Entities	(95,206)	293,403	—	198,197
Non-Controlling Interests in Blackstone Holdings	1,821,759	—	—	1,821,759

Total Partners’ Capital	5,235,710	797,965	(504,562)	5,529,113

Total Liabilities and Partners’ Capital	$7,380,643	$2,286,730	$(405,186)	$9,262,187

THE BLACKSTONE GROUP L.P.

Exhibit 3. Condensed Consolidated Statements of Cash Flows

(Dollars in Thousands)

	Three Months Ended					Three Months Ended			Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	Full Year 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Operating Activities
Net Income (Loss)	$(1,254,157)	$(594,627)	$(1,822,345)	$(1,923,025)	$(5,594,154)	$(929,938)	$(597,871)	$(479,510)	$(2,007,319)	$(3,671,129)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Blackstone Funds Related:
Non-Controlling Interests in Income (Loss) of Consolidated Entities	209,980	(121,292)	389,856	202,011	680,555	13,235	(98,161)	(134,344)	(219,270)	478,544
Net Realized (Gains) Losses on Investments	256	(118,555)	204,373	78,652	164,726	53,190	38,369	48,818	140,377	86,074
Changes in Unrealized (Gains) Losses on Investments Allocable to Blackstone Group	62,823	(7,770)	182,138	386,870	624,061	78,218	14,758	(51,983)	40,993	237,191
Unrealized Depreciation on Hedge Activities	—	—	—	—	—	—	—	8,799	8,799	—
Non-Cash Performance Fees and Allocations	76,279	37,343	393,282	579,154	1,086,058	101,770	(89,499)	(134,248)	(121,977)	506,904
Equity-Based Compensation Expense	914,671	805,597	774,431	807,918	3,302,617	738,045	762,521	738,404	2,238,970	2,494,699
Intangible Amortization	33,528	40,685	39,512	39,512	153,237	39,513	39,511	39,513	118,537	113,725
Other Non-Cash Amounts Included in Net Income	3,845	5,102	4,470	6,271	19,688	6,006	6,026	5,945	17,977	13,417
Cash Flows Due to Changes in Operating Assets and Liabilities	316,363	112,039	(96,073)	651,625	983,954	182,718	21,332	64,241	268,291	332,329
Investments Purchased	—	—	—	—	—	—	—	(1,030,000)	(1,030,000)	—
Blackstone Funds Related Investment Activity	(248,434)	(2,697)	351,860	368,964	469,693	273,125	39,718	137,307	450,150	100,729

Net Cash Provided by (Used in) Operating Activities	115,154	155,825	421,504	1,197,952	1,890,435	555,882	136,704	(787,058)	(94,472)	692,483

Investing Activities
Net Cash Provided by (Used in) Investing Activities	(388,918)	20,210	(9,731)	(3,241)	(381,680)	(2,044)	(9,450)	(5,590)	(17,084)	(378,439)

Financing Activities
Net Cash Provided by (Used in) Financing Activities	77,714	(630,954)	505,521	(1,825,928)	(1,873,647)	(281,272)	(118,978)	494,539	94,289	(47,719)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	90	(90)	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Cash and Cash Equivalents	(195,960)	(455,009)	917,294	(631,217)	(364,892)	272,566	8,276	(298,109)	(17,267)	266,325
Cash and Cash Equivalents, Beginning of Period	868,629	672,669	217,660	1,134,954	868,629	503,737	776,303	784,579	503,737	868,629

Cash and Cash Equivalents, End of Period	$672,669	$217,660	$1,134,954	$503,737	$503,737	$776,303	$784,579	$486,470	$486,470	$1,134,954

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below detail Blackstone’s Economic Net Income and Net Fee Related Earnings from Operations. Net Fee Related Earnings from Operations is a supplemental measure of after tax performance used to highlight earnings from operations excluding the income from and related profit sharing expenses of Blackstone’s performance fees and allocations and investment income except for interest income. The reconciliation of Economic Net Income to Net Fee Related Earnings from Operations is presented in Exhibit 4b to this release.

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Corporate Private Equity
Revenues
Management Fees
Base Management Fees	$67,336	$66,967	$67,009	$67,649	$68,431	$67,740	$67,009	$203,180	$201,312
Transaction and Other Fees *	10,837	19,161	26,090	24,862	13,982	15,711	19,303	48,996	56,088
Management Fee Offsets **	(8,410)	(15,232)	(9,330)	(1,044)	(3,654)	(566)	(935)	(5,155)	(32,972)

Total Management Fees	69,763	70,896	83,769	91,467	78,759	82,885	85,377	247,021	224,428
Performance Fees and Allocations	(163,430)	21,960	(104,653)	(184,362)	4,818	97,185	110,867	212,870	(246,123)
Investment Income (Loss) and Other	(23,050)	(408)	(47,454)	(100,668)	(15,481)	18,516	30,664	33,699	(70,912)

Total Revenues	(116,717)	92,448	(68,338)	(193,563)	68,096	198,586	226,908	493,590	(92,607)

Expenses
Compensation and Benefits	(80,752)	40,283	34,192	22,483	(5,124)	54,263	69,901	119,040	(6,277)
Other Operating Expenses	22,200	20,880	23,957	23,093	20,108	20,553	21,318	61,979	67,037

Total Segment Expenses	(58,552)	61,163	58,149	45,576	14,984	74,816	91,219	181,019	60,760

Economic Net Income (Loss)	$(58,165)	$31,285	$(126,487)	$(239,139)	$53,112	$123,770	$135,689	$312,571	$(153,367)

Net Fee Related Earnings from Operations	$18,297	$15,871	$16,194	$31,566	$19,883	$23,885	$21,153	$64,921	$50,362

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Real Estate
Revenues
Management Fees
Base Management Fees	$66,751	$67,977	$80,361	$80,832	$80,198	$81,517	$83,409	$245,124	$215,089
Transaction and Other Fees *	11,795	6,854	7,050	10,347	3,140	2,879	3,347	9,366	25,699
Management Fee Offsets **	(404)	(326)	(1,435)	(2,804)	(1,193)	(486)	(415)	(2,094)	(2,165)

Total Management Fees	78,142	74,505	85,976	88,375	82,145	83,910	86,341	252,396	238,623
Performance Fees and Allocations	(30,062)	(77,133)	(302,448)	(409,380)	(228,573)	(47,370)	12,167	(263,776)	(409,643)
Investment Income (Loss) and Other	(176)	(11,788)	(57,180)	(156,840)	(66,127)	(55,461)	1,649	(119,939)	(69,144)

Total Revenues	47,904	(14,416)	(273,652)	(477,845)	(212,555)	(18,921)	100,157	(131,319)	(240,164)

Expenses
Compensation and Benefits	35,688	32,083	21,102	(12,080)	(37,319)	(6,824)	42,515	(1,628)	88,873
Other Operating Expenses	16,160	12,581	14,807	12,234	12,615	12,978	13,437	39,030	43,548

Total Segment Expenses	51,848	44,664	35,909	154	(24,704)	6,154	55,952	37,402	132,421

Economic Net Income (Loss)	$(3,944)	$(59,080)	$(309,561)	$(477,999)	$(187,851)	$(25,075)	$44,205	$(168,721)	$(372,585)

Net Fee Related Earnings from Operations	$20,317	$22,787	$32,739	$43,778	$30,513	$32,867	$33,376	$96,756	$75,843

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Credit and Marketable Alternatives
Revenues
Management Fees
Base Management Fees	$103,187	$127,465	$131,908	$114,276	$96,503	$96,293	$105,430	$298,226	$362,560
Transaction and Other Fees *	1,128	2,884	3,806	698	443	687	778	1,908	7,818
Management Fee Offsets **	—	(16)	(165)	(6,425)	(4,213)	(4,365)	(4,121)	(12,699)	(181)

Total Management Fees	104,315	130,333	135,549	108,549	92,733	92,615	102,087	287,435	370,197
Performance Fees and Allocations	5,058	45,027	(12,488)	(35,338)	9,922	22,419	43,736	76,077	37,597
Investment Income (Loss) and Other	(79,383)	49,885	(171,033)	(128,954)	(3,452)	25,375	33,573	55,496	(200,531)

Total Revenues	29,990	225,245	(47,972)	(55,743)	99,203	140,409	179,396	419,008	207,263

Expenses
Compensation and Benefits	56,273	84,162	60,268	40,252	61,134	57,406	79,801	198,341	200,703
Other Operating Expenses	18,307	25,158	26,073	36,489	23,645	16,461	18,123	58,229	69,538

Total Segment Expenses	74,580	109,320	86,341	76,741	84,779	73,867	97,924	256,570	270,241

Economic Net Income (Loss)	$(44,590)	$115,925	$(134,313)	$(132,484)	$14,424	$66,542	$81,472	$162,438	$(62,978)

Net Fee Related Earnings from Operations	$26,322	$40,490	$42,417	$21,712	$14,428	$25,164	$24,005	$63,597	$109,229

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Financial Advisory
Revenues
Advisory Fees	$68,563	$71,080	$157,026	$100,850	$90,940	$82,503	$94,566	$268,009	$296,669
Investment Income and Other	2,597	1,826	3,716	4,908	101	996	2,777	3,874	8,139

Total Revenues	71,160	72,906	160,742	105,758	91,041	83,499	97,343	271,883	304,808

Expenses
Compensation and Benefits	46,967	48,574	82,295	56,919	50,952	54,239	57,686	162,877	177,836
Other Operating Expenses	11,061	12,537	17,352	26,327	12,976	21,734	22,666	57,376	40,950

Total Segment Expenses	58,028	61,111	99,647	83,246	63,928	75,973	80,352	220,253	218,786

Economic Net Income	$13,132	$11,795	$61,095	$22,512	$27,113	$7,526	$16,991	$51,630	$86,022

Net Fee Related Earnings from Operations	$2,625	$11,295	$60,460	$20,798	$24,694	$4,874	$16,405	$45,973	$74,380

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Economic Net Income Recap, Total Segments
Revenues
Management Fees
Base Management Fees	$237,274	$262,409	$279,278	$262,757	$245,132	$245,550	$255,848	$746,530	$778,961
Advisory Fees	68,563	71,080	157,026	100,850	90,940	82,503	94,566	268,009	296,669
Transaction and Other Fees *	23,760	28,899	36,946	35,907	17,565	19,277	23,428	60,270	89,605
Management Fee Offsets **	(8,814)	(15,574)	(10,930)	(10,273)	(9,060)	(5,417)	(5,471)	(19,948)	(35,318)

Total Management and Advisory Fees	320,783	346,814	462,320	389,241	344,577	341,913	368,371	1,054,861	1,129,917
Performance Fees and Allocations	(188,434)	(10,146)	(419,589)	(629,080)	(213,833)	72,234	166,770	25,171	(618,169)
Investment Income (Loss) and Other	(100,012)	39,515	(271,951)	(381,554)	(84,959)	(10,574)	68,663	(26,870)	(332,448)

Total Revenues	32,337	376,183	(229,220)	(621,393)	45,785	403,573	603,804	1,053,162	179,300
Expenses
Compensation and Benefits	58,176	205,102	197,857	107,574	69,643	159,084	249,903	478,630	461,135
Other Operating Expenses	67,728	71,156	82,189	98,143	69,344	71,726	75,544	216,614	221,073

Total Segment Expenses	125,904	276,258	280,046	205,717	138,987	230,810	325,447	695,244	682,208

Total Economic Net Income (Loss)	$(93,567)	$99,925	$(509,266)	$(827,110)	$(93,202)	$172,763	$278,357	$357,918	$(502,908)

Total Net Fee Related Earnings from Operations	$67,561	$90,443	$151,810	$117,854	$89,518	$86,790	$94,939	$271,247	$309,814

*	Transaction and Other Fees are net of amounts, if any, shared with limited partners.
**	Primarily placement fees and, for Corporate Private Equity, broken deal expenses.

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below reconcile Economic Net Income (Loss) to Net Fee Related Earnings from Operations.

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Corporate Private Equity
Economic Net Income (Loss)	$(58,165)	$31,285	$(126,487)	$(239,139)	$53,112	$123,770	$135,689	$312,571	$(153,367)
Performance Fees and Allocations Adjustment (a)	163,430	(21,960)	104,653	184,362	(4,818)	(97,185)	(110,867)	(212,870)	246,123
Investment Income (Loss) and Other Adjustment (b)	23,050	408	47,454	100,668	15,481	(18,516)	(30,664)	(33,699)	70,912
Interest Income (c)	874	326	436	9,297	28	1,296	3,230	4,554	1,636
Performance Related Compensation and Benefits Adjustment (d)	(109,934)	7,678	(6,181)	(21,908)	(41,972)	13,596	27,890	(486)	(108,437)
Taxes Payable (e)	(958)	(1,866)	(3,681)	(1,714)	(1,948)	924	(4,125)	(5,149)	(6,505)

Net Fee Related Earnings from Operations	$18,297	$15,871	$16,194	$31,566	$19,883	$23,885	$21,153	$64,921	$50,362

Real Estate
Economic Net Income (Loss)	$(3,944)	$(59,080)	$(309,561)	$(477,999)	$(187,851)	$(25,075)	$44,205	$(168,721)	$(372,585)
Performance Fees and Allocations Adjustment (a)	30,062	77,133	302,448	409,380	228,573	47,370	(12,167)	263,776	409,643
Investment Income (Loss) and Other Adjustment (b)	176	11,788	57,180	156,840	66,127	55,461	(1,649)	119,939	69,144
Interest Income (Expense) (c)	2,445	(429)	1,511	5,361	(285)	2,602	3,485	5,802	3,527
Performance Related Compensation and Benefits Adjustment (d)	(1,921)	(4,759)	(19,121)	(48,090)	(73,321)	(46,031)	4,031	(115,321)	(25,801)
Taxes Payable (e)	(6,501)	(1,866)	282	(1,714)	(2,730)	(1,460)	(4,529)	(8,719)	(8,085)

Net Fee Related Earnings from Operations	$20,317	$22,787	$32,739	$43,778	$30,513	$32,867	$33,376	$96,756	$75,843

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(c)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Credit and Marketable Alternatives
Economic Net Income (Loss)	$(44,590)	$115,925	$(134,313)	$(132,484)	$14,424	$66,542	$81,472	$162,438	$(62,978)
Performance Fees and Allocations Adjustment (a)	(5,058)	(45,027)	12,488	35,338	(9,922)	(22,419)	(43,736)	(76,077)	(37,597)
Investment Income (Loss) and Other Adjustment (b)	79,383	(49,885)	171,033	128,954	3,452	(25,375)	(33,573)	(55,496)	200,531
Interest Income (c)	2,889	1,836	1,215	3,805	456	594	1,644	2,694	5,940
Performance Related Compensation and Benefits Adjustment (d)	1,360	18,141	(5,798)	(12,188)	7,427	8,102	25,436	40,965	13,703
Taxes Payable (e)	(7,662)	(500)	(2,208)	(1,713)	(1,409)	(2,280)	(7,238)	(10,927)	(10,370)

Net Fee Related Earnings from Operations	$26,322	$40,490	$42,417	$21,712	$14,428	$25,164	$24,005	$63,597	$109,229

Financial Advisory
Economic Net Income	$13,132	$11,795	$61,095	$22,512	$27,113	$7,526	$16,991	$51,630	$86,022
Investment Income (Loss) and Other Adjustment (b)	(2,597)	(1,826)	(3,716)	(4,908)	(101)	(996)	(2,777)	(3,874)	(8,139)
Interest Income (c)	2,596	1,826	3,717	4,908	101	996	2,301	3,398	8,139
Taxes Payable (e)	(10,506)	(500)	(636)	(1,714)	(2,419)	(2,652)	(110)	(5,181)	(11,642)

Net Fee Related Earnings from Operations	$2,625	$11,295	$60,460	$20,798	$24,694	$4,874	$16,405	$45,973	$74,380

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(c)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee

Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2009	September 30, 2008
Income (Loss) Before Provision (Benefit) for Taxes	$(1,245,176)	$(620,478)	$(1,843,707)	$(1,898,938)	$(912,207)	$(586,986)	$(426,959)	$(1,926,152)	$(3,709,361)
IPO and Acquisition-Related Charges (a)	918,971	818,026	816,343	779,381	741,057	761,834	719,708	2,222,599	2,553,340
Amortization of Intangibles (b)	33,528	40,685	39,512	39,512	39,513	39,511	39,512	118,536	113,725
Income (Loss) Associated with Non-Controlling Interests in Income (Loss) of Consolidated Entities (c)	199,110	(138,308)	478,586	252,935	38,435	(41,596)	(53,904)	(57,065)	539,388

Total Segments
Total Segments, Economic Net Income (Loss)	(93,567)	99,925	(509,266)	(827,110)	(93,202)	172,763	278,357	357,918	(502,908)
Performance Fees and Allocations Adjustment (d)	188,434	10,146	419,589	629,080	213,833	(72,234)	(166,770)	(25,171)	618,169
Investment Income (Loss) and Other Adjustment (e)	100,012	(39,515)	271,951	381,554	84,959	10,574	(68,663)	26,870	332,448
Interest Income (f)	8,804	3,559	6,879	23,371	300	5,488	10,660	16,448	19,242
Performance Related Compensation and Benefits Adjustment (g)	(110,495)	21,060	(31,100)	(82,186)	(107,866)	(24,333)	57,357	(74,842)	(120,535)
Taxes Payable (h)	(25,627)	(4,732)	(6,243)	(6,855)	(8,506)	(5,468)	(16,002)	(29,976)	(36,602)

Net Fee Related Earnings from Operations	67,561	90,443	151,810	117,854	89,518	86,790	94,939	271,247	309,814
Realized Performance Fees and Allocations (i)	8,286	15,054	5,237	4,639	—	474	(1,820)	(1,346)	28,577
Realized Investment (Income) Loss (j)	(80,249)	56,028	(166,047)	(141,814)	(14,734)	15,032	38,815	39,113	(190,268)

Adjusted Cash Flows From Operations	$(4,402)	$161,525	$(9,001)	$(19,321)	$74,784	$102,296	$131,934	$309,014	$148,122

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (k)	$99,923	$103,639	$167,781	$139,413	$104,846	$97,463	$121,259	$323,568	$371,343

(a)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and other corporate actions.
(b)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)	This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of Income (Loss) Associated with Non-Controlling Interests in Income (Loss) of Consolidated Entities.
(d)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(e)	This adjustment removes from ENI the segment amount of Investment Income (Loss) Other.
(f)	Represents the Interest Income portion of Investment Income (Loss) and Other.
(g)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(h)	Represents an implied payable for income taxes calculated using the same methodology applied in calculating the provision for The Blackstone Group L.P.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 4b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income,

of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Adjusted Cash Flows from Operations and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee

Related Earnings from Operations - Continued

(Dollars in Thousands)

(i)	Represents the adjustment for realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)	Represents the adjustment for Blackstone’s investment income (realized and unrealized) on its liquid investments from its Credit and Marketable Alternatives segment, as well as its net realized investment income on its illiquid investments, principally from its Corporate Private Equity and Real Estate Segments and permanent impairment charges on certain illiquid investments.
(k)	Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations represents Net Fee Related Earnings from Operations adding back the implied taxes payable for Net Fee Related Earnings from Operations, see (h), and segment interest and depreciation and amortization.

THE BLACKSTONE GROUP L.P.

Exhibit 5. Reconciliation of Adjusted Cash Flows from Operations to Net Cash Provided by

Operating Activities, of Weighted-Average Economic Net Income Adjusted Units—Diluted to Total

GAAP Weighted-Average Common Units Outstanding—Diluted and of Economic Net Income

Adjusted Units—Diluted to Total GAAP Common Units Outstanding—Diluted

(Dollars in Thousands, Except Unit Data)

The following table provides a reconciliation of Blackstone’s Adjusted Cash Flows from Operations to Blackstone’s Net Cash Provided by Operating Activities. Adjusted Cash Flows from Operations is a supplemental measure of liquidity to assess liquidity and amounts available for distributions to Blackstone unitholders, including Blackstone personnel.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net Cash Provided by (Used In) Operating Activities	$(787,058)	$421,504	$(94,472)	$692,483
Unrealized Depreciation on Hedge Activities	(8,799)	—	(8,799)	—
Changes in Operating Assets and Liabilities	(64,241)	96,073	(268,291)	(332,326)
Investments Purchased	1,030,000	—	1,030,000	—
Blackstone Funds Related Investment Activities	(137,307)	(351,860)	(450,150)	(100,729)
Net Realized Gains (Losses) on Investments	(48,818)	(204,373)	(140,377)	(86,074)
Non-Controlling Interests in Income of Consolidated Entities	437,671	1,092,158	1,654,548	2,444,730
Realized Gains (Losses)—Blackstone Funds	37,061	(31,473)	33,602	(11,241)
Cash Flows from Operations—Adjustments
Interests Held by Blackstone Holdings Limited Partners (a)	(357,230)	(1,003,425)	(1,492,343)	(2,383,885)
Incremental Cash Tax Effect (b)	30,655	(27,605)	45,296	(74,836)

Adjusted Cash Flows from Operations	$131,934	$(9,001)	$309,014	$148,122

The following table provides the details of the components of Adjusted Cash Flows from Operations. Adjusted Cash Flows from Operations is the principal factor in determining the amount of distributions to unitholders.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Fee Related Earnings
Total Management and Advisory Fees (c)	$379,031	$469,193	$1,071,309	$1,149,153
Total Expenses (d)	284,092	317,383	800,062	839,339

Net Fee Related Earnings from Operations	94,939	151,810	271,247	309,814

Performance Fees and Allocations Net of Related Compensation (e)	(1,820)	5,237	(1,346)	28,571

Blackstone Investment Income (f)
Liquid	23,183	(167,436)	38,430	(204,325)
Illiquid	15,632	1,389	683	14,062

	38,815	(166,047)	39,113	(190,263)

Adjusted Cash Flows from Operations	$131,934	$(9,001)	$309,014	$148,122

(a)	Represents an adjustment to add back net income (loss) allocable to interest holders of Blackstone Holdings Limited Partners after the Reorganization recorded as Non-Controlling Interests.
(b)	Represents the provisions for and/or adjustments to income taxes that were calculated using the same methodology applied in calculating such amounts for the period after the reorganization.
(c)	Comprised of total segment Management and Advisory Fees plus interest income.
(d)	Comprised of total segment compensation expense (excluding compensation expense related to Performance Fees and Allocations pursuant to Blackstone’s profit sharing plans related to carried interest and incentive fees which are included in (e) below), other operating expenses and Blackstone’s estimate of taxes payable.
(e)	Represents realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. The negative amounts for the three and nine months ended September 30, 2009 are the result of timing differences between the tax payment due date on certain taxable Performance Fees and Allocations and the cash receipt date of such Performance Fees and Allocations.
(f)	Comprised of Blackstone’s investment income (realized and unrealized) on its liquid investments from its Credit and Marketable Alternatives segment, as well as its net realized investment income on its illiquid investments, principally from its Corporate Private Equity and Real Estate Segments and permanent impairment charges on certain illiquid investments.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 5. Reconciliation of Adjusted Cash Flows from Operations to Net Cash Provided by

Operating Activities, of Weighted-Average Economic Net Income Adjusted Units—Diluted to Total

GAAP Weighted-Average Common Units Outstanding—Diluted and of Economic Net Income

Adjusted Units—Diluted to Total GAAP Common Units Outstanding—Diluted

(Dollars in Thousands, Except Unit Data)

The following table provides a reconciliation of Blackstone’s Total GAAP Weighted-Average Common Units Outstanding—Diluted to Weighted-Average Economic Net Income Adjusted Units—Diluted.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Total GAAP Weighted-Average Common Units Outstanding—Diluted	291,554,570	271,184,349	280,856,859	265,999,542
Adjustments:
Weighted-Average Partnership Units	808,479,683	831,014,915	820,944,937	832,994,660
Weighted-Average Unvested Deferred Restricted Common Units	19,750,299	26,844,556	23,353,728	29,983,203

Weighted-Average Economic Net Income Adjusted Units—Diluted	1,119,784,552	1,129,043,820	1,125,155,525	1,128,977,404

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Diluted to Economic Net Income Adjusted Units—Diluted as of September 30, 2009.

Total GAAP Common Units Outstanding—Diluted	301,651,099
Adjustments:
Partnership Units	796,525,017
Unvested Deferred Restricted Common Units	21,491,469

Economic Net Income Adjusted Units—Diluted	1,119,667,585

THE BLACKSTONE GROUP L.P.

Exhibit 6. Supplemental Metrics

(Dollars in Thousands)

	As of and for the Quarters Ended September 30,
	2009	2008
Total Assets Under Management (End of Period)
Corporate Private Equity	$24,308,879	$28,390,384
Real Estate	20,434,831	28,738,307
CAMA (a)	52,810,672	59,150,535

	$97,554,382	$116,279,226

Fee-Earning Assets Under Management (End of Period)
Corporate Private Equity	$25,184,161	$25,349,192
Real Estate	23,692,257	22,576,659
CAMA (b)	47,448,212	51,799,414

	$96,324,630	$99,725,265

Weighted-Average Fee-Earning Assets Under Management (For the Three Months Ended)
Corporate Private Equity	$25,240,130	$25,258,457
Real Estate	23,815,694	22,786,022
CAMA (c)	45,739,248	55,065,692

	$94,795,072	$103,110,171

Weighted-Average Fee-Earning Assets Under Management (Year to Date Period Ended)
Corporate Private Equity	$25,298,679	$25,130,182
Real Estate	23,292,141	20,284,254
CAMA (d)	44,892,195	53,047,813

	$93,483,015	$98,462,249

(a)	Includes a decrease of $3.0 billion, related to Blackstone’s 2008 decision to liquidate its proprietary single manager hedge funds.
(b)	Includes a decrease of $2.8 billion, related to the matters discussed in (a).
(c)	Includes a decrease of $3.4 billion, related to matters discussed in (a).
(d)	Includes a decrease of $3.5 billion, related to the matters discussed in (a).

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 6. Supplemental Metrics - Continued

(Dollars in Thousands)

	As of and for the Quarters Ended September 30,
	2009	2008
Limited Partner Capital Deployed (For the Three Months Ended)
Corporate Private Equity	$109,082	$1,511,065
Real Estate	34,993	131,129
CAMA (a)	87,346	657,610

	$231,421	$2,299,804

Limited Partner Capital Deployed (Year to Date Period Ended)
Corporate Private Equity	$643,491	$2,627,128
Real Estate	502,803	710,110
CAMA (a)	407,805	1,485,874

	$1,554,099	$4,823,112

Fund Level Unrealized Value (b) (End of Period)
Corporate Private Equity
Cost	$19,157,223	$17,901,156

Unrealized Value	$15,771,763	$18,023,897

Real Estate
Cost	$11,802,676	$11,224,808

Unrealized Value	$6,635,416	$13,473,939

CAMA (a)
Cost	$3,001,616	$2,539,773

Unrealized Value	$2,789,529	$2,409,760

(a)	Limited Partner Capital Deployed and Fund Level Unrealized Value for the CAMA segment represent activity in Blackstone’s mezzanine and credit liquidity funds.
(b)	Cost and unrealized value represents the limited partners’ share, including co-investments arranged by Blackstone, of those fund level investments, on which carried interest can be earned, before carried interest allocations to Blackstone when a fund achieves cumulative investment returns in excess of a specified rate.